Intangible assets	12 Months Ended
Dec. 31, 2018
Disclosure Of Intangible Assets [Abstract]
Intangible assets

8. Intangible assets

in USD ‘000	2018	2017
Net book value as at January 1	21,608	16,608
Additions	—	5,000
Amortization charge	—	—
Currency translation effects	—	—
Net book value as at December 31	21,608	21,608
Total cost	21,608	21,608
Accumulated amortization	—	—

As at December 31, 2018, the Group holds a number of licenses to operate several biopharmaceutical product candidates, the value of which is recorded at USD 21.6 million (2017: USD 21.6 million).

Merck Serono licenses

On August 28, 2013, the Group in-licensed nolasiban for USD 4.9 million from Ares Trading S.A., an affiliate of Merck Serono (“Merck Serono”).

In June 2015, the Group acquired the in-license for OBE022 from Merck Serono for an amount of USD 2.4 million.

Kissei license

On November 19, 2015, the Group entered into an exclusive in-license and supply agreement with Kissei Pharmaceutical Co., Ltd. (“Kissei”) to acquire the product candidate linzagolix (formerly OBE2109) for which Kissei successfully completed a Phase 2 trial in Japan. This in-license agreement grants the Group an exclusive license to use, develop and commercialize the product candidate worldwide excluding certain Asian countries. This in-license was acquired for an upfront cash consideration of USD 10 million, with additional contingent payments upon occurrence of certain milestones (note 19).

On April 25, 2017, the Group announced the initiation of its Phase 3 clinical program for linzagolix in uterine fibroids and related activation of sites and start of recruitment. This event triggered the recognition and payment of a USD 5.0 million milestone to Kissei during the second quarter of 2017, that was accounted for as an intangible asset.

The Group has concluded that the Merck Serono licenses and the Kissei license acquisitions do not qualify as business combinations per IFRS 3, as the Group did not acquire processes that are capable of producing outputs given the in-licensed compounds are very early-stage.

Amortization and impairment

The licenses are currently not amortized as no regulatory and marketing approvals were obtained.

In accordance with IAS 38, the licenses have been reviewed for impairment by assessing the fair value less costs of disposal (“FVLCOD”). The valuation is considered to be Level 3 in the fair value hierarchy due to unobservable inputs used in the valuation. No impairment was identified.

The key assumptions used in the valuation model (income approach) to determine the FVLCOD of the licenses are as follows:

•	Expected research and development costs;
•	Probabilities of achieving development milestones based on industry standards;
•	Reported disease prevalence;
•	Expected market share;
•	Drug reimbursement, costs of goods and marketing expenses; and
•	Expected patent life.

The valuation model covers a 20-year period due to the length of the development cycle for assets of this nature. A discount factor of 15%, based on the assumed cost of capital for the Group, has been used over the forecast period.

Based on sensitivity analysis performed, including changes in discount rates and peak sales assumptions, no reasonably possible change in assumption would cause the carrying value of the licenses to exceed their recoverable amount.